UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2008

BJ’s Wholesale Club, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13143	04-3360747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mercer Road, Natick, Massachusetts	01760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 651-7400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.02. Results of Operations and Financial Condition

On November 19, 2008, BJ’s Wholesale Club, Inc. (“the Company”) announced its earnings results for the fiscal quarter and nine months ended November 1, 2008. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

In the third quarter ended November 1, 2008, the Company, made the following changes in the presentation of its income statement. The following is intended to explain the effects of these changes on prior periods.

Classification of Ancillary Businesses

The Company revised the classification of the results of certain ancillary businesses, including its propane filling service, food courts, full-service optical centers and other ancillary businesses. While some of these businesses are operated by BJ’s directly, others are operated under arrangements with third parties.

The Company has historically presented the results of its ancillary businesses on a net basis in selling, general and administrative (“SG&A”) expenses in its income statements. Beginning in the third quarter, these items will be presented on a gross or net basis as determined by applying the appropriate authoritative literature. For arrangements requiring gross presentation, sales are now classified within total revenues and purchases are now classified within cost of sales. For arrangements requiring net presentation, results are now classified within total revenues or as an offset to rent which is presented as a component of cost of sales. These changes have no effect on net income or earnings per share, nor do they affect the Company’s financial position.

Presentation of Total Revenues

In periods prior to the third quarter ending November 1, 2008, the Company’s income statement showed “Net sales” and “Membership fees and other” as the two components of “Total revenues.” In its revised presentation, total revenues will consist of “Net sales,” “Membership fees” and “Other revenues.” “Other revenues” will now include both the items which were the “other” of “Membership fees and other” in the Company’s prior presentation, and the results of the ancillary businesses reclassified from SG&A expenses as discussed above. The Company believes that this will result in more transparency in the presentation of each category of revenue, as well as of cost of sales and SG&A expenses.

Discontinued Operations

As discussed in the Company’s financial statements for the third quarter ended November 1, 2008, the Company’s location in Greenville, South Carolina, was closed on October 14, 2008. Management has determined that the most appropriate presentation of the results of this location is in discontinued operations. As is required with discontinued operations presentation, the Company is reclassifying prior period results to conform with its new presentation beginning with the third quarter ended November 1, 2008. For informational purposes, the Company is disclosing the prior period reclassifications to discontinued operations in this Form 8-K.

The effects on prior periods of the revised income statement classification of the Company’s ancillary businesses, the revised presentation of total revenues, and the discontinued operations adjustments for the closing of the Company’s Greenville, South Carolina, club are presented in the tables below.

(Dollars in Thousands)

Quarter ended May 3, 2008	As Previously Reported	Other Income Adjustments	Discontinued Operations Adjustments	As Reclassified
Net sales	$2,258,911	$—	$(5,783)	$2,253,128
Membership fees	47,507	(3,349)	(144)	44,014
Other revenue	—	10,637	(23)	10,614

Total revenues	2,306,418	7,288	(5,950)	2,307,756

Cost of sales, including buying and occupancy costs	2,095,724	(13)	(5,538)	2,090,173
Selling, general and administrative expenses	181,113	7,301	(492)	187,922
Preopening expenses	532	—	—	532

Operating income	29,049	—	80	29,129
Interest income, net	121	—	—	121

Income from continuing operations before income taxes	29,170	—	80	29,250
Provision for income taxes	11,872	—	33	11,905

Income from continuing operations	17,298	—	47	17,345
Loss from discontinued operations	(109)	—	(47)	(156)

Net income	$17,189	$—	$—	$17,189

Quarter ended August 2, 2008	As Previously Reported	Other Income Adjustments	Discontinued Operations Adjustments	As Reclassified
Net sales	$2,651,312	$—	$(6,932)	$2,644,380
Membership fees	48,052	(3,625)	(79)	44,348
Other revenue	—	13,989	(37)	13,952

Total revenues	2,699,364	10,364	(7,048)	2,702,680

Cost of sales, including buying and occupancy costs	2,448,492	1,367	(6,641)	2,443,218
Selling, general and administrative expenses	192,892	8,997	(488)	201,401
Preopening expenses	129	—	—	129

Operating income	57,851	—	81	57,932
Interest income, net	484	—	—	484

Income from continuing operations before income taxes	58,335	—	81	58,416
Provision for income taxes	21,736	—	33	21,769

Income from continuing operations	36,599	—	48	36,647
Loss from discontinued operations	(108)	—	(48)	(156)

Net income	$36,491	$—	$—	$36,491

(Dollars in Thousands)

Quarter ended May 5, 2007	As Previously Reported	Other Income Adjustments	Discontinued Operations Adjustments	As Reclassified
Net sales	$2,011,139	$—	$(5,458)	$2,005,681
Membership fees	46,872	(3,289)	(171)	43,412
Other revenue	—	11,645	(25)	11,620

Total revenues	2,058,011	8,356	(5,654)	2,060,713

Cost of sales, including buying and occupancy costs	1,868,513	691	(5,154)	1,864,050
Selling, general and administrative expenses	165,051	7,665	(406)	172,310
Preopening expenses	1,294	—	—	1,294

Operating income	23,153	—	(94)	23,059
Interest income, net	245	—	—	245

Income from continuing operations before income taxes	23,398	—	(94)	23,304
Provision for income taxes	9,593	—	(38)	9,555

Income from continuing operations	13,805	—	(56)	13,749
Loss from discontinued operations	(151)	—	56	(95)

Net income	$13,654	$—	$—	$13,654

Quarter ended August 4, 2007	As Previously Reported	Other Income Adjustments	Discontinued Operations Adjustments	As Reclassified
Net sales	$2,248,212	$—	$(5,878)	$2,242,334
Membership fees	46,772	(3,157)	(99)	43,516
Other revenue	—	13,620	(35)	13,585

Total revenues	2,294,984	10,463	(6,012)	2,299,435

Cost of sales, including buying and occupancy costs	2,069,089	1,091	(5,538)	2,064,642
Selling, general and administrative expenses	174,812	9,372	(446)	183,738
Preopening expenses	1,244	—	—	1,244

Operating income	49,839	—	(28)	49,811
Interest income, net	1,102	—	—	1,102

Income from continuing operations before income taxes	50,941	—	(28)	50,913
Provision for income taxes	16,879	—	(5)	16,874

Income from continuing operations	34,062	—	(23)	34,039
Income from discontinued operations	2,205	—	23	2,228

Net income	$36,267	$—	$—	$36,267

Quarter ended November 3, 2007	As Previously Reported	Other Income Adjustments	Discontinued Operations Adjustments	As Reclassified
Net sales	$2,124,469	$—	$(5,403)	$2,119,066
Membership fees	47,926	(3,510)	(92)	44,324
Other revenue	—	11,068	(25)	11,043

Total revenues	2,172,395	7,558	(5,520)	2,174,433

Cost of sales, including buying and occupancy costs	1,961,228	(64)	(5,176)	1,955,988
Selling, general and administrative expenses	172,933	7,622	(480)	180,075
Preopening expenses	866	—	—	866

Operating income	37,368	—	136	37,504
Interest income, net	963	—	—	963

Income from continuing operations before income taxes	38,331	—	136	38,467
Provision for income taxes	15,525	—	48	15,573

Income from continuing operations	22,806	—	88	22,894
Loss from discontinued operations	(109)	—	(88)	(197)

Net income	$22,697	$—	$—	$22,697

Quarter ended February 2, 2008	As Previously Reported	Other Income Adjustments	Discontinued Operations Adjustments	As Reclassified
Net sales	$2,430,795	$—	$(6,258)	$2,424,537
Membership fees	48,817	(4,172)	(115)	44,530
Other revenue	—	10,842	(25)	10,817

Total revenues	2,479,612	6,670	(6,398)	2,479,884

Cost of sales, including buying and occupancy costs	2,212,484	(735)	(5,848)	2,205,901
Selling, general and administrative expenses	181,046	7,405	(497)	187,954
Preopening expenses	1,151	—	—	1,151

Operating income	84,931	—	(53)	84,878
Interest income, net	1,432	—	—	1,432

Income from continuing operations before income taxes	86,363	—	(53)	86,310
Provision for income taxes	35,631	—	(20)	35,611

Income from continuing operations	50,732	—	(33)	50,699
Loss from discontinued operations	(489)	—	33	(456)

Net income	$50,243	$—	$—	$50,243

(Dollars in Thousands)

Year Ended February 2, 2008	As Previously Reported	Other Income Adjustments	Discontinued Operations Adjustments	As Reclassified
Net sales	$8,814,615	$—	$(22,997)	$8,791,618
Membership fees	190,387	(14,128)	(477)	175,782
Other revenue	—	47,175	(110)	47,065

Total revenues	9,005,002	33,047	(23,584)	9,014,465

Cost of sales, including buying and occupancy costs	8,111,314	983	(21,716)	8,090,581
Selling, general and administrative expenses	693,842	32,064	(1,829)	724,077
Provision for credit card claims	—	—	—	—
Preopening expenses	4,555	—	—	4,555

Operating income	195,291	—	(39)	195,252
Interest income, net	3,742	—	—	3,742
Gain on contingent lease obligations	—	—	—	—

Income from continuing operations before income taxes	199,033	—	(39)	198,994
Provision for income taxes	77,628	—	(15)	77,613

Income (loss) from continuing operations	121,405	—	(24)	121,381
Income from discontinued operations	1,456	—	24	1,480

Net income	$122,861	$—	$—	$122,861

Year Ended February 3, 2007	As Previously Reported	Other Income Adjustments	Discontinued Operations Adjustments	As Reclassified
Net sales	$8,303,496	$—	$(23,117)	$8,280,379
Membership fees	176,785	(14,539)	(499)	161,747
Other revenue	—	54,652	(156)	54,496

Total revenues	8,480,281	40,113	(23,772)	8,496,622

Cost of sales, including buying and occupancy costs	7,619,125	3,838	(21,681)	7,601,282
Selling, general and administrative expenses	705,249	36,275	(1,822)	739,702
Provision for credit card claims	2,000	—	—	2,000
Preopening expenses	9,524	—	—	9,524

Operating income	144,383	—	(269)	144,114
Interest income, net	2,638	—	—	2,638
Gain on contingent lease obligations	3,119	—	—	3,119

Income from continuing operations before income taxes	150,140	—	(269)	149,871
Provision for income taxes	57,183	—	(102)	57,081

Income (loss) from continuing operations	92,957	—	(167)	92,790
Loss from discontinued operations	(20,941)	—	167	(20,774)

Net income	$72,016	$—	$—	$72,016

(Dollars in Thousands)

Year Ended January 28, 2006	As Previously Reported	Other Income Adjustments	Discontinued Operations Adjustments	As Reclassified
Net sales	$7,748,184	$—	$(22,770)	$7,725,414
Membership fees	165,919	(15,905)	(476)	149,538
Other revenue	—	58,162	(186)	57,976

Total revenues	7,914,103	42,257	(23,432)	7,932,928

Cost of sales, including buying and occupancy costs	7,076,702	8,373	(21,412)	7,063,663
Selling, general and administrative expenses	611,127	33,884	(1,775)	643,236
Provision for credit card claims	4,000	—	—	4,000
Preopening expenses	7,601	—	—	7,601

Operating income	214,673	—	(245)	214,428
Interest income, net	2,742	—	—	2,742
Gain on contingent lease obligations	4,494	—	—	4,494

Income from continuing operations before income taxes	221,909	—	(245)	221,664
Provision for income taxes	86,503	—	(96)	86,407

Income (loss) from continuing operations	135,406	—	(149)	135,257
Loss from discontinued operations	(6,873)	—	149	(6,724)

Net income	$128,533	$—	$—	$128,533

Year Ended January 29, 2005	As Previously Reported	Other Income Adjustments	Discontinued Operations Adjustments	As Reclassified
Net sales	$7,215,968	$—	$(22,056)	$7,193,912
Membership fees	155,060	(15,618)	(456)	138,986
Other revenue	—	57,912	(209)	57,703

Total revenues	7,371,028	42,294	(22,721)	7,390,601

Cost of sales, including buying and occupancy costs	6,604,245	7,067	(21,028)	6,590,284
Selling, general and administrative expenses	562,398	35,227	(1,788)	595,837
Provision for credit card claims	7,000	—	—	7,000
Preopening expenses	13,199	—	—	13,199

Operating income	184,186	—	95	184,281
Interest income, net	803	—	—	803
Gain on contingent lease obligations	9,424	—	—	9,424

Income from continuing operations before income taxes	194,413	—	95	194,508
Provision for income taxes	74,799	—	37	74,836

Income (loss) from continuing operations	119,614	—	58	119,672
Loss from discontinued operations	(5,213)	—	(58)	(5,271)

Net income	$114,401	$—	$—	$114,401

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by BJ’s Wholesale Club, Inc. on November 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2008	BJ’s WHOLESALE CLUB, INC.

	By:	/s/ Frank D. Forward
Frank D. Forward Executive Vice President and Chief Financial Officer